UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 3, 2013
Date of Report (Date of earliest event reported)

First China Pharmaceutical Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54076	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 504, West Ren Min Road,
Kunming City, Yunnan Province
People’s Republic of China, 650000
(Address of Principal Executive Offices)

852-2138-1668
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

First China Pharmaceutical Group, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission (“SEC”) on September 13, 2013 to incorporate the Company’s revisions and responses to a letter of comment from the staff of the SEC dated as of September 24, 2013.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective September 3, 2013, EFP Rotenberg LLP (“EFP”) resigned as the independent registered public accounting firm of the Company. The Company’s Board of Directors informed EFP that it would not accept their resignation.

EFP maintains that it resigned due to an outstanding amount of $40,000 relating to its audit of the Company’s financial statements for the fiscal year ended December 31, 2012 (the “2012 Audit”). However, the Company previously on August 6, 2013 offered to pay the $40,000 to EFP in advance of completion of the 2012 Audit if a memorandum of understanding was signed and sent to the Company. EFP ignored this communication as well as other communications from the Company. The Company also requested EFP’s reassurance in writing that if all payments are made, the 2012 Audit and related filings will be made. The Company made this request because it was made aware by EFP in early 2013 that it was terminating its Chinese audit practice and due to EFP’s unresponsive behavior to the Company’s attempts to finalize the memorandum of understanding. EFP has not provided the written confirmation requested by the Company or responded to the Company’s efforts to negotiate a memorandum of understanding.

The reports of EFP regarding the Company’s financial statements for the nine months ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. EFP did not issue a report regarding the Company’s financial statements for the fiscal year ended December 31, 2012.

During the nine months ended December 31, 2011, and the year ended December 31, 2012 and during the period from January 1, 2013 through September 3, 2013, the date of resignation, (i) there were no disagreements with EFP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EFP would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EFP with a copy of the foregoing disclosures and requested that EFP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Amendment No.1 to our Current Report on Form 8-K/A.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from EFP Rotenberg LLP, dated September 30, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First China Pharmaceutical Group, Inc.

Dated: October 1, 2013	By:	/s/ Zhen Jiang Wang
Zhen Jiang Wang
Chief Executive Officer